UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): May 16, 2017

Welbilt, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            2227 Welbilt Boulevard, New Port Richey, Florida 34655
(Address of principal executive offices, including ZIP code)

(727) 375-7010
(Registrant’s telephone number, including area code)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Conditions.

Welbilt, Inc. is disclosing certain quarterly and full-year segment financial information for the year ended December 31, 2016, which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

99.1	Segment financial information of Welbilt, Inc. for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: May 16, 2017	By:	/s/ Haresh Shah
Haresh Shah
Senior Vice President and Chief Financial Officer

WELBILT, INC.
EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Dated as of May 16, 2017

Exhibit Number	Description

99.1	Segment financial information of Welbilt, Inc. for the year ended December 31, 2016.

4